UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 UNION BLVD, SUITE 540, LAKEWOOD, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

1. Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 3 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on May 31, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the consent to financial statements of the business acquired. A legal review subsequent to the filing of Amendment No. 2 of this Form 8-K observed that the Consent Letter issued by the Certified Public Accounting firm was not part of the filing. This Amendment No. 3 is filed to provide the Consent Letter of the accounting firm.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit No.	Exhibit Title.

	Exhibit 23.1	Consent of Causey, Demgen and Moore, Inc.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: August 14, 2007	By:	/s/ Donald W. Prosser

	Name:	Donald W. Prosser
	Title:	Assistant Chief Financial and Chief Accounting Officer

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